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                                                                   EXHIBIT 10.25

                       ITOWNET ELECTRONIC SERVICE PLATFORM
                           TECHNICAL SERVICE CONTRACT

Contract No.:     000440

Party A:          Beijing iTowNet Cyber Technology Ltd.

Party B:          Beijing Ninetowns Ports Software and Technology Co., Ltd.

Signing Location: Beijing iTowNet Cyber Technology Ltd.

                  Suites 1205-1206, 12th Floor, Union Plaza, 20 Chaowai Street, Chaoyang District, Beijing 100020, The People's Republic of China

Signing Date:     December 25, 2003

Effective Period: January 1, 2004 to December 31, 2006

                                        1

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                                TABLE OF CONTENTS

Chapter 1        Definitions ....................................................................   3

Chapter 2        Service Contents and Service Terms..............................................   3

Chapter 3        Price Terms.....................................................................   4

Chapter 4        Rights and Obligations of Both Parties..........................................   4

Chapter 5        Service Criteria................................................................   4

Chapter 6        Settlement Method...............................................................   5

Chapter 7        Copyright Ownership.............................................................   6

Chapter 8        Exemption Clauses...............................................................   6

Chapter 9        Miscellaneous...................................................................   6

Chapter 10       Signing.........................................................................   7

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                         CHAPTER 1         DEFINITIONS

The terms listed below should have the following meanings in this contract:

1.1   "Party A" refers to "Beijing iTowNet Cyber Technology Ltd."

1.2 "Party B" refers to "Beijing Ninetowns Ports Software and Technology Co., Ltd.," the service provider of the iTowNet Electronic Service Platform.

1.3   "One contracting party" refers to either Party A or Party B.

1.4   "Both contracting parties" refers to Party A and Party B.

1.5 "The contract" refers to this contract, and to all of the inseparable attachments that make up the contract.

                  CHAPTER 2     SERVICE CONTENTS AND SERVICE TERMS

For the contents of the electronic service platform provided by Party B to Party A, see the following table:

No.                               Service Name                                 Period         Notes
---                               ------------                                 ------         -----
                                                                                             Onsite
1       Platform Technical Support                                          7 x 24 hours     technical
                                                                                             support

2       Platform Performance Testing and Optimization                       Weekly

3       Platform Security Testing and Adjustments to Security Tactics       Monthly

4       Platform Business Data Adjustment and Analysis                      Monthly

5       Platform Upgrading                                                  Quarterly

6       New Business Platform Allocation and Installation                   Based on need

7       Technical Training for Platform Maintenance Staff                   Monthly

Supported Platforms:

Number                           Platform                                      Notes
------                           --------                                      -----
1                       Beijing iTowNet Platform

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
2                       Guangzhou iTowNet Platform

3                       Shenzhen iTowNet Platform

4                       Shanghai iTowNet Platform

The service term is three years, from January 1, 2004 to December 31, 2006

                         CHAPTER 3         PRICE TERMS

      Both parties will act in accordance with the principle of friendly cooperation and with the provisions of the "Contract Law of the People's Republic of China", and Party A will purchase Party B's platform technical services. Party B will provide the service in accordance with the service contents in Chapter 2. Through consultation, both parties have confirmed the annual technical service fees per platform as being RMB1,500,000.00 (RMB One Million Five Hundred Thousand Only). Within three years, Party A should pay Party B a technical service fee for the four platforms of RMB18,000,000.00 (RMB Eighteen Million).

      Total contract amount: RMB Eighteen Million Only.

                CHAPTER 4       RIGHTS AND OBLIGATIONS OF BOTH PARTIES

1. Party A should provide the work environment so that Party B's technical support staff can work normally.

2. Party B guarantees that the platform will operate normally if the hardware is adequate for normal operation and there is no manmade internal damage.

3. If Party A proposes additional services that are not within the scope of the service contents in Chapter 2, and if the work volume is too large, it will be necessary to make a separate agreement as a contract attachment, and separate charges will be collected.

                           CHAPTER 5    SERVICE CRITERIA

Service Targets:

1.    To provide 7 x 24 onsite technical services;

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2.    The platform's normal stoppage frequency will not exceed 12 times per year;

3. The platform's abnormal stoppage frequency will not exceed four times per year;

4.    The system restoration time will not exceed 30 minutes.

                         CHAPTER 6    SETTLEMENT METHOD

      Party A should pay a technical service fee for the four platforms of RMB3,000,000.00 (RMB Three Million) for the first half of the year within three months after June (July to September) each year. It should pay a technical service fee for the four platforms of RMB3,000,000.00 (RMB Three Million) for the second half of the preceding year within three months of the beginning of each year (January to March). The payable details are as follows:

                                    Service Fees Payable
        Dates                              (RMB)                                         Notes:
        -----                       --------------------                                 ------
2004 (July to September)              RMB3,000,000.00             (July to September) indicates within the months
                                                                  of July to September

2005 (January to March)               RMB3,000,000.00             (January to March) indicates within the months
                                                                  of January to March

2005 (July to September)              RMB3,000,000.00

2006 (January to March)               RMB3,000,000.00

2006 (July to September)              RMB3,000,000.00

2007 (January to March)               RMB3,000,000.00

Total                                RMB18,000,000.00

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                          CHAPTER 7     COPYRIGHT OWNERSHIP

      There are no copyright ownership issues.

                         CHAPTER 8    EXEMPTION CLAUSES

      Delays: Should a force majeure or other unforeseeable event cause a delay in the performance of this contract, neither party to the contract will assume any late charges.

      Contract Termination: Should a force majeure or other unforeseeable event make this contract impossible, unnecessary, or meaningless, either party may delay or cancel this contract. The actual expenses that Party B has incurred before the contract is terminated should be assumed by Party A, and Party B should provide Party A with the corresponding evidence of expenses.

      If any party sustains a force majeure or unforeseeable event that makes it wholly or partially impossible to perform this contract or that cancels or delays the performance of this contract, it should notify the other party in writing of the circumstances of the event, and it should present the relevant evidence to the other party.

      As used in this contract, force majeure or unforeseeable events refer to objective incidents that are unforeseeable, insurmountable, and unavoidable, and that have a significant impact on one party. They include but are not limited to natural disasters such as floods, earthquakes, fires, and storms, as well as public incidents such as wars, riots, and government actions.

                          CHAPTER 9     MISCELLANEOUS

1. All of the terms in the contract attachments that have been agreed to by both parties are inseverable parts of this contract, and they are of equal effect with the contract text.

2. All matters that are related to this contract, but for which specific provisions have not been made in this contract, will be settled through friendly consultation by both parties and after a written agreement has been reached.

3. Matters that are not covered in this contract will be settled through friendly consultation by both parties. All separate agreements arising from consultation between both parties become supplements to this contract, and they have of equal legal effect as this contract.

4. If a dispute occurs over the above-mentioned contract terms, both parties should resolve it through friendly consultation. If consultation fails, it should be adjudicated by a legal institution in accordance with the relevant legal provisions.

5. This contract consists of four identical copies, and each party keeps two copies. It takes effect after being signed and sealed by both parties.

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                               CHAPTER 10       SIGNING

               Name         Beijing iTowNet Cyber Technology Ltd.                       Technology Contract
         -----------------------------------------------------------------------           Special Seal
                            Suite 1205-1206, 12th Floor, Union Plaza, 20 Chaowai                or
             Address        Street, Chaoyang District, Beijing 100020, The                 Official Seal
                            People's Republic of China
                                                                                          Beijing iTowNet
Party A                                                                                  Cyber Technology
         -----------------------------------------------------------------------               Ltd.
             Zip Code       100020                                                            [Seal]
         -----------------------------------------------------------------------
                                                  Authorized Agent  /s/ Yang Wen
              Legal                                                 Sheng
          Representative
         -----------------------------------------------------------------------
            Telephone       010-65889922          Fax               010-65880038
         -----------------------------------------------------------------------
         Bank of Deposit    Beijing City Commercial Bank, Hongxing Branch
         -----------------------------------------------------------------------
           Account No.      01090330400120109056224
------------------------------------------------------------------------------------------------------------
               Name         Beijing Ninetowns Ports Software and Technology Co.,       Technology Contract
                            Ltd.                                                           Special Seal
         -----------------------------------------------------------------------                or
                            5th Floor, Union Plaza, 20 Chaowai Street, Chaoyang            Official Seal
             Address        District, Beijing 100020, The People's Republic of
Party B                     China
         -----------------------------------------------------------------------         Beijing Ninetowns
             Zip Code       100020                                                       Ports Software and
         -----------------------------------------------------------------------            Technology
                                                  Authorized                                 Co., Ltd.
              Legal                               Agent                                        [Seal]
          Representative
         -----------------------------------------------------------------------
            Telephone       010-65887788          Fax               010-65882260
         -----------------------------------------------------------------------
         Bank of Deposit
         -----------------------------------------------------------------------
           Account No.
         -----------------------------------------------------------------------

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